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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1034

     Date of Report (Date of earliest event reported): January 9, 1998


                        Cummins Engine Company, Inc.
           (Exact Name of Registrant as Specified in its Charter)


Indiana                       001-04949                35-0257090
(State or Other           (Commission File            (IRS Employer
Jurisdiction of                Number)                Identification
Incorporation)                                           Number)


                        500 Jackson Street, Box 3005
                        Columbus, Indiana 47202-3005
                  (Address of Principal Executive Office)

     Registrant's telephone number, including area code: (812) 377-5000


                                    N/A
       (Former name or former address, if changed since last report)

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Item 2. Acquisition

          On January 9, 1998, Safari Inc. ("Safari"), a wholly owned subsidiary of Cummins Engine Company, Inc. ("Cummins"), merged with and into Nelson Industries, Inc. ("Nelson") pursuant to an Agreement and Plan of Merger, dated as of December 3, 1997 (the "Merger Agreement"), among Cummins, Safari, and Nelson. Pursuant to the Merger Agreement, Nelson became a wholly owned subsidiary of Cummins (the "Merger"), and each share of Nelson common stock was converted into the right to receive $172.70 in cash. On January 9, 1998, Cummins issued a press release announcing that it had completed the Merger and the transactions contemplated by the Merger Agreement.

          Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1, respectively, are copies of the Merger Agreement and the Cummins press release.

Item 7(c) Exhibits


            Exhibit No.                 Description

              2.1 Agreement and Plan of Merger dated as of December 3, 1997 among Cummins Engine Company, Inc., Safari Inc. and Nelson Industries, Inc..

              99.1                 Form of press release dated January 9,
                                   1998



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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 19, 1998         CUMMINS ENGINE COMPANY, INC.


                                   By:    /s/ Rick J. Mills
                                        --------------------------
                                   Name:  Rick J. Mills
                                   Title: Vice President-Corporate
                                          Controller



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                               EXHIBIT INDEX



Exhibit No.             Description of Exhibit

2.1                     Agreement and Plan of Merger dated as
                        of December 3, 1997 among Cummins
                        Engine Company, Inc., Safari Inc. and
                        Nelson Industries, Inc.

99.1                    Form of press release dated January 9,
                        1998